Securities And Exchange Commission

                              Washington, D.C.    20549


                                   ________________

                                       FORM 8-K
                                   ________________

                                    CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d) OF THE

                           SECURITIES EXCHANGE ACT OF 1934


                                     June 5, 1995

                   DATE OF REPORT (Date of earliest event reported)


                                INGERSOLL-RAND COMPANY
                (Exact name of registrant as specified in its charter)



               NEW JERSEY                  1-985            13-5156640
          (State or other jurisdiction   (Commission        (IRS Employer
               of incorporation)         File Number)       Identification
                                                            Number)


                               200 Chestnut Ridge Road
                          Woodcliff Lake, New Jersey  07675
                       (Address of principal executive offices)


                                    (201) 573-0123
                 (Registrant's telephone number, including area code)

Item 5.   Other Events
          ------------

          Pursuant to the terms and conditions of a Pricing Agreement between Ingersoll-Rand Company (the "Registrant") and Salomon Brothers Inc, as Representative of the several Underwriters, and a Pricing Agreement between the Registrant and Merrill Lynch, Pierce, Fenner & Smith Incorporated, each dated June 5, 1995, the Registrant will issue on or about June 9, 1995 $150,000,000 aggregate principal amount of its 7.20% Debentures Due 2025 and $150,000,000 aggregate principal amount of its 6.48% Debentures due 2025, respectively (collectively, the "Debentures").




Item 7.   Exhibits
          --------

          Exhibits:

          Exhibit 1(a):   Pricing Agreement dated June 5, 1995
                          between Ingersoll-Rand Company and
                          Salomon Brothers Inc as Representative
                          of the several Underwriters

          Exhibit 1(b): Pricing Agreement dated June 5, 1995 between Ingersoll-Rand Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Representative of the several Underwriters

          Exhibit 4(a):   Form of 7.20% Debenture Due 2025

          Exhibit 4(b):   Form of 6.48% Debenture Due 2025

          Exhibit 12: Statement of Computation of Ratio of Earnings to Fixed Charges.
                          (Incorporated herein by reference from
                          Exhibit 12 to Annual Report on Form
                          10-K for the year ended December 31,
                          1994, File No. 1-985 and Exhibit 12 to
                          Current Report on Form 8-K dated June
                          5, 1995, File No. 1-985).

                            SIGNATURE

          Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              INGERSOLL-RAND COMPANY
                                   (Registrant)


                              By:    /s/ Thomas F. McBride
                                   ---------------------------------
                                   Name:  Thomas F. McBride
                                   Title: Senior Vice President
                                          and Chief Financial Officer

Date:  June 7, 1995

                          Exhibit Index

                       Exhibits to Form 8-K




 Number in                                            Sequential
Exhibit Table                Exhibit                  Page Number
- -------------                -------                  -----------

   1(a)                  Pricing Agreement dated            5
                         June 5, 1995 between
                         Ingersoll-Rand Company and
                         Salomon Brothers Inc, as
                         Representative of the several
                         Underwriters

   1(b)                  Pricing Agreement dated            10
                         June 5, 1995 between
                         Ingersoll-Rand Company and
                         Merrill Lynch, Pierce, Fenner
                         & Smith Incorporated, as
                         Representative of the several
                         Underwriters

   4(a)                  Form of 7.20% Debenture Due 2025   15

   4(b)                  Form of 6.48% Debenture Due 2025   21

     12                  Statement of Computation of Ratio  --
                         of Earnings to Fixed Charges.
                         (Incorporated herein by reference
                         from Exhibit 12 to Annual Report on
                         Form 10-K for the year ended December
                         31, 1994, File No. 1-985 and Exhibit 12
                         to Current Report on Form 8-K dated June
                         5, 1995, File No. 1-985).